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            JOHN HANCOCK VARIABLE ANNUITY ACCOUNTS H AND V
                       PATRIOT VARIABLE ANNUITY


               SUPPLEMENT DATED SEPTEMBER 14, 1999
             TO THE PROSPECTUS DATED MAY 3, 1999
                  AS SUPPLEMENTED MAY 3, 1999



     The following language replaces the second bullet point in the subsection "COMPUTATION OF MARKET VALUE ADJUSTMENT" in the section entitled "APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS FOR CONTRACTS ISSUED IN NEW YORK" as set forth in the Supplement dated May 3, 1999 to the Prospectus dated May 3, 1999:

     * c is the guaranteed rate then in effect for a new guarantee period with a duration equal to the time remaining in the current guarantee period. If the time remaining in the current guarantee period is not a whole number of years, then the rate will be interpolated between the guaranteed rates then in effect for the two new guarantee periods then being offered with durations closest to the time remaining in the current guarantee period.